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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 21, 2000



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): June 21, 2000 (June 20, 2000)



                               GLOBAL MARINE INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        1-5471                  95-1849298
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


         777 N. ELDRIDGE PARKWAY
             HOUSTON, TEXAS                             77079
  (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:  (281) 596-5100
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ITEM 5.   OTHER EVENTS.

          On June 20, 2000, Global Marine Inc. issued a press release announcing the pricing of 20-year zero coupon convertible debentures. Filed herewith is such press release.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     Exhibit Number                 Description
     --------------                 -----------

          99.1                      Press release of June 20, 2000

                                       2
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                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                GLOBAL MARINE INC.



                                By: /s/ W. Matt Ralls
                                    -------------------
                                    W. Matt Ralls
                                    Senior Vice President
                                    and Chief Financial
                                    Officer


Date:  June 20, 2000

                                       3
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                                 Exhibit Index

     Exhibit Number           Description
     --------------           -----------

     99.1                     Press release of June 20, 2000

                                       4